______________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 20, 2001 (Date of earliest event reported)
D E E R E & C O M P A N Y
(Exact name of registrant as specified in charter)
DELAWARE (State or other jurisdiction of incorporation)
1-4121 (Commission File Number)
36-2382580 (IRS Employer Identification No.)
One John Deere Place Moline, Illinois 61265 (Address of principal executive offices and zip code)
(309)765-8000 (Registrant's telephone number, including area code)

_____________________________________________
(Former name or former address, if changed since last report)

______________________________________________________________________

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
	(c)	Exhibits
		(99)	Financial Statements and Pro Forma Financial Information

The attached exhibits correct the following amounts in the financial statements and supplemental information attached as exhibits to the registrant's Form 8-K dated and filed November 20, 2001. Typographical errors occurred in transcribing information for filing. For convenience, attached hereto are the financial statements and supplemental information as corrected.

	As reported	Corrected
(In millions of dollars)
Pro forma financial information Financial Services: Financing receivables and leases financed-net (October 31, 2000)
	$ 10,009	$ 10,099
Statement of Consolidated Income Year Ended October 31 Net Sales and Revenues (Consolidated-Year Ended October 31, 2000)	$ 1,168.6	$ 11,168.6
Net Sales and Revenues (Equipment Operations- Year Ended October 31, 2001)	$ 1,077.4	$ 11,077.4
Costs and Expenses-Total (Equipment Operations- Year Ended October 31, 2000)	$ 10,871	$ 10,871.1
Condensed Consolidated Balance Sheet Liabilities and Stockholders' Equity Short-term borrowings (Consolidated- October 31, 2001)	$ 6,036.4	$ 6,198.5
Short-term borrowings (Financial Services- October 31, 2001)	$ 5,263.0	$ 5,425.1
Long-term borrowings (Consolidated- October 31, 2001)	$ 6,722.8	$ 6,560.7
Long-term borrowings (Financial Services- October 31, 2001)	$ 4,512.6	$ 4,350.5

Statement of Consolidated Cash Flows
     Net cash provided by operating activities (Consolidated-
            Year Ended October 31, 2001)
     Purchases of property and equipment (Consolidated-
            Year Ended October 31, 2001)

	$ 1,113.1	$ 1,113.4
	$ 490.0	$ 491.0

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

		By:	/s/ JAMES R. JENKINS
James R. Jenkins Senior Vice President and General Counsel

Dated:	December 5, 2001

Exhibit Index

Number and Description of Exhibit	Sequential Page Number

(99)	Financial Statements and Pro Forma Financial Information	Pg. 5

					EXHIBIT 99
Fourth Quarter and 2001 Press Release (millions of dollars and shares except per share amounts)
	Three Months Ended October 31			Twelve Months Ended October 31
	2001	2000	% Chng	2001	2000	% Chng

Net sales and revenues:
Agricultural equipment net sales	$ 1,585	$ 1,605	-1	$ 6,269	$ 5,934	+6
Commercial and consumer
equipment net sales	492	636	-23	2,667	2,966	-10
Construction and forestry net sales	514	581	-12	2,086	2,203	-5
Other net sales	11	20	-45	55	66	-17
Total net sales	2,602	2,842	-8	11,077	11,169	-1
Credit revenues	351	360	-3	1,439	1,323	+9
Other revenues	208	174	+20	777	645	+20
Total net sales and revenues*	$ 3,161	$ 3,376	-6	$13,293	$13,137	+1

Operating profit (loss) **:
Agricultural equipment	$ (78)	$ 68		$ 257	$ 400	-36
Commercial and consumer
equipment	(270)	(11)		(194)	159
Construction and forestry	(100)	40		(54)	191
Credit	65	60	+8	274	254	+8
Other	(3)	(10)	-70	(31)	(39)	-21
Total operating profit (loss)*	(386)	147		252	965	-74
Interest, corporate expenses
and income taxes	66	(76)		(316)	(479)	-34
Net income (loss)	$ (320)	$ 71		$ (64)	$ 486

Per Share:
Net income (loss) - basic	$ (1.36)	$ .30		$ (.27)	$ 2.07
Net income (loss) - diluted	$ (1.36)	$ .30		$ (.27)	$ 2.06

* Includes overseas equipment operations
Net sales	$ 778	$ 759	+3	$ 2,954	$ 2,897	+2
Operating profit (loss)	$ (29)	$ 11		$ 118	$ 164	-28

**    In the fourth quarter and fiscal year 2001, operating profit (loss) of the agricultural equipment, commercial and consumer equipment, construction and forestry, credit and other segments included costs for special items of $97 million, $163 million, $80 million, $3 million and $1 million, respectively, totaling $344 million pretax. These costs are related to early-retirement programs, the decision to exit the hand-held consumer-products business and the restructuring of certain construction and forestry manufacturing and marketing operations.  The total after-tax special items expense was $217 million, or $.91 per share.

	October 31, 2001		October 31, 2000
Equipment Operations:
Trade accounts and notes
receivable - net	$ 1,051		$ 3,169
Inventories	$ 1,506		$ 1,553

Financial Services:
Trade accounts and notes
receivable - net	$ 2,226
Financing receivables and leases
financed - net	$ 11,078		$ 10,099
Financing receivables and leases
administered - net	$ 12,725		$ 12,223

Average shares outstanding	235.0		234.3

DEERE & COMPANY STATEMENT OF CONSOLIDATED INCOME THREE MONTHS ENDED OCTOBER 31	CONSOLIDATED (Deere & Company and Consolidated Subsidiaries)		EQUIPMENT OPERATIONS (Deere & Company with Financial Services on the Equity Basis)		FINANCIAL SERVICES
(In millions of dollars	Three Months Ended October 31		Three Months Ended October 31		Three Months Ended October 31
except per share amounts)	2001	2000	2001	2000	2001	2000
Net Sales and Revenues
Net sales	$ 2,602.3	$ 2,842.3	$ 2,602.3	$ 2,842.3
Finance and interest income	364.8	364.0	17.3	30.3	$ 355.1	$ 342.1
Health care premiums and fees	158.5	127.7			163.2	132.5
Investment income	2.9	3.0			2.9	3.0
Other income	32.6	38.7	31.2	28.2	11.4	19.8
Total	3,161.1	3,375.7	2,650.8	2,900.8	532.6	497.4

Costs and Expenses
Cost of sales	2,486.4	2,290.5	2,490.2	2,294.4
Research and development expenses	160.5	168.8	160.5	168.8
Selling, administrative and general expenses	560.0	441.8	435.1	338.2	125.7	104.4
Interest expense	177.1	187.6	70.5	51.0	114.1	145.0
Health care claims and costs	127.7	100.6			127.7	100.6
Other operating expenses	118.0	91.3	37.1	17.5	91.1	83.2
Total	3,629.7	3,280.6	3,193.4	2,869.9	458.6	433.2

Income (Loss) of Consolidated Group
Before Income Taxes	(468.6)	95.1	(542.6)	30.9	74.0	64.2
Provision (credit) for income taxes	(157.0)	22.0	(181.0)	(2.4)	24.1	24.4
Income (Loss) of Consolidated Group	(311.6)	73.1	(361.6)	33.3	49.9	39.8

Equity in Income (Loss) of Unconsolidated
Subsidiaries and Affiliates
Credit	(1.3)	.1	43.8	37.3	(1.3)	.1
Other	(7.2)	(2.1)	(2.3)	.5	.1
Total	(8.5)	(2.0)	41.5	37.8	(1.2)	.1

Net Income (Loss)	$ (320.1)	$ 71.1	$ (320.1)	$ 71.1	$ 48.7	$ 39.9

Per Share:
Net income (loss) - basic	$ (1.36)	$ .30
Net income (loss) - diluted	$ (1.36)	$ .30

DEERE & COMPANY STATEMENT OF CONSOLIDATED INCOME YEAR ENDED OCTOBER 31	CONSOLIDATED (Deere & Company and Consolidated Subsidiaries)		EQUIPMENT OPERATIONS (Deere & Company with Financial Services on the Equity Basis)		FINANCIAL SERVICES
(In millions of dollars	Year Ended October 31		Year Ended October 31		Year Ended October 31
except per share amounts)	2001	2000	2001	2000	2001	2000
Net Sales and Revenues
Net sales	$ 11,077.4	$ 11,168.6	$ 11,077.4	$ 11,168.6
Finance and interest income	1,445.2	1,321.3	95.9	99.1	$ 1,383.5	$ 1,245.4
Health care premiums and fees	585.0	473.7			603.6	493.0
Investment income	11.8	18.6	.1	7.7	11.7	10.9
Other income	173.5	154.6	129.3	101.5	79.7	83.9
Total	13,292.9	13,136.8	11,302.7	11,376.9	2,078.5	1,833.2

Costs and Expenses
Cost of sales	9,376.4	8,936.1	9,391.9	8,952.2
Research and development expenses	590.1	542.1	590.1	542.1
Selling, administrative and general expenses	1,716.8	1,504.9	1,295.3	1,149.4	424.6	357.9
Interest expense	765.7	676.5	268.9	183.1	530.8	516.5
Health care claims and costs	476.0	380.5			476.0	380.5
Other operating expenses	392.7	319.2	82.2	44.3	346.2	306.6
Total	13,317.7	12,359.3	11,628.4	10,871.1	1,777.6	1,561.5

Income (Loss) of Consolidated Group
Before Income Taxes	(24.8)	777.5	(325.7)	505.8	300.9	271.7
Provision (credit) for income taxes	17.7	293.8	(87.9)	194.7	105.6	99.1
Income (Loss) of Consolidated Group	(42.5)	483.7	(237.8)	311.1	195.3	172.6

Equity in Income (Loss) of Unconsolidated
Subsidiaries and Affiliates
Credit	(3.3)	.6	176.8	161.5	(3.3)	.6
Other	(18.2)	1.2	(3.0)	12.9	.1
Total	(21.5)	1.8	173.8	174.4	(3.2)	.6

Net Income (Loss)	$ (64.0)	$ 485.5	$ (64.0)	$ 485.5	$ 192.1	$ 173.2

Per Share:
Net income (loss) - basic	$ (.27)	$ 2.07
Net income (loss) - diluted	$ (.27)	$ 2.06

DEERE & COMPANY CONDENSED CONSOLIDATED BALANCE SHEET	CONSOLIDATED (Deere & Company and Consolidated Subsidiaries)		EQUIPMENT OPERATIONS (Deere & Company with Financial Services on the Equity Basis)		FINANCIAL SERVICES
(In millions of dollars)	October 31, 2001	October 31, 2000	October 31, 2001	October 31, 2000	October 31, 2001	October 31, 2000
Assets
Cash and cash equivalents	$ 1,030.0	$ 291.7	$ 455.4	$ 91.4	$ 574.7	$ 200.3
Cash equivalents deposited with unconsolidated subsidiaries			1,643.2	548.3
Cash and cash equivalents	1,030.0	291.7	2,098.6	639.7	574.7	200.3
Marketable securities	176.2	127.4			176.2	127.4
Receivables from unconsolidated
subsidiaries and affiliates	316.6	230.9	271.8	408.4	333.0	140.0
Trade accounts and notes receivable - net	2,922.5	3,169.2	1,050.7	3,169.2	2,225.6
Financing receivables - net	9,198.9	8,275.7	49.7	125.0	9,149.2	8,150.7
Other receivables	388.9	395.3	260.8	266.4	128.1	128.9
Equipment on operating leases - net	1,939.3	1,954.4	10.6	5.9	1,928.6	1,948.5
Inventories	1,505.7	1,552.9	1,505.7	1,552.9
Property and equipment - net	2,052.3	1,912.4	2,012.8	1,864.6	39.5	47.7
Investments in unconsolidated subsidiaries
and affiliates	198.4	190.7	2,383.8	1,561.8	6.6	10.1
Intangible assets - net	874.0	652.2	873.1	651.2	.8	1.1
Prepaid pension costs	652.0	635.3	652.0	635.3
Other assets	420.8	256.8	151.4	117.5	269.4	139.3
Deferred income taxes	883.1	740.4	944.3	736.4	.3	3.9
Deferred charges	104.4	84.1	90.6	78.4	13.9	5.7
Total	$ 22,663.1	$ 20,469.4	$ 12,355.9	$ 11,812.7	$ 14,845.9	$ 10,903.6

Liabilities and Stockholders' Equity
Short-term borrowings	$ 6,198.5	$ 5,758.5	$ 773.4	$ 927.5	$ 5,425.1	$ 4,831.1
Payables to unconsolidated subsidiaries
and affiliates	16.6	32.7	52.2	41.4	1,895.8	856.9
Accounts payable and accrued expenses	3,097.1	2,976.4	2,676.4	2,360.8	774.5	615.6
Health care claims and reserves	100.3	63.4			100.3	63.4
Accrued taxes	44.1	57.5	36.5	45.5	7.6	11.9
Health care claims and reserves	12.9	74.6	4.5	2.5	69.9	72.1
Long-term borrowings	6,560.7	4,764.3	2,210.2	1,717.7	4,350.5	3,046.7
Retirement benefit accruals and other liabilities	2,640.7	2,440.1	2,610.5	2,415.4	30.2	24.8
Total liabilities	18,670.9	16,167.5	8,363.7	7,510.8	12,653.9	9,522.5
Stockholders' equity	3,992.2	4,301.9	3,992.2	4,301.9	2,192.0	1,381.1
Total	$ 22,663.1	$ 20,469.4	$ 12,355.9	$ 11,812.7	$ 14,845.9	$ 10,903.6

DEERE & COMPANY	CONSOLIDATED (Deere & Company and Consolidated Subsidiaries)		EQUIPMENT OPERATIONS (Deere & Company with Financial Services on the Equity Basis)		FINANCIAL SERVICES
STATEMENT OF CONSOLIDATED CASH FLOWS
YEAR ENDED OCTOBER 31
	Year Ended October 31		Year Ended October 31		Year Ended October 31
(In millions of dollars)	2001	2000	2001	2000	2001	2000
Cash Flows from Operating Activities
Net income (loss)	$ (64.0)	$ 485.5	$ (64.0)	$ 485.5	$ 192.1	$ 173.2
Adjustments to reconcile net income (loss) to net
cash provided by operating activities:
Provision for doubtful receivables	113.0	75.0	10.4	11.2	102.6	63.8
Provision for depreciation and amortization	718.3	647.9	389.5	359.0	359.7	318.5
Undistributed earnings of unconsolidated subsidiaries
and affiliates	19.5	(1.2)	(165.1)	(147.0)	3.2	(.6)
Provision (credit) for deferred income taxes	(230.3)	(132.9)	(229.4)	(152.3)	(.9)	19.5
Changes in assets and liabilities:
Receivables	316.9	(53.8)	2,198.0	(70.6)	(9.3)	16.8
Inventories	136.5	(184.0)	136.5	(184.0)
Accounts payable and accrued expenses	40.7	540.0	225.0	460.8	169.5	79.2
Other	62.8	(296.5)	200.4	(295.1)	(104.2)	(31.1)
Net cash provided by operating activities	1,113.4	1,080.0	2,701.3	467.5	712.7	639.3
Cash Flows from Investing Activities
Collections of receivables	6,966.3	6,655.1	69.5	13.6	7,068.2	6,641.5
Proceeds from sales of financing receivables	1,728.0	978.3		30.6	1,728.0	978.3
Proceeds from maturities and sales of marketable securities	32.4	247.8		202.8	32.4	45.0
Proceeds from sales of equipment on operating leases	391.7	334.6	2.1	1.4	389.6	333.2
Cost of receivables acquired	(9,795.7)	(9,126.5)	(2.6)	(20.1)	(12,196.9)	(9,137.0)
Purchases of marketable securities	(75.7)	(61.9)			(75.7)	(61.9)
Purchases of property and equipment	(491.0)	(426.7)	(485.6)	(414.1)	(5.4)	(12.6)
Cost of operating leases acquired	(775.2)	(939.9)	(9.1)	(4.7)	(766.2)	(935.2)
Increase in investment in Financial Services			(700.0)
Acquisitions of businesses, net of cash acquired	(315.2)	(643.3)	(308.0)	(641.8)	(7.2)	(1.5)
Increase in receivables with unconsolidated affiliates	(112.0)	(135.2)			(173.9)	(135.2)
Other	81.5	7.4	66.7	(5.1)	5.7	(4.5)
Net cash used for investing activities	(2,364.9)	(3,110.3)	(1,367.0)	(837.4)	(4,001.4)	(2,289.9)
Cash Flows from Financing Activities
Increase (decrease) in short-term borrowings	(506.6)	1,785.8	(225.2)	459.7	(281.3)	1,326.1
Change in intercompany receivables/payables			62.8	(26.7)	1,037.0	457.6
Proceeds from long-term borrowings	4,818.3	2,814.0	558.8	752.1	4,259.5	2,061.8
Principal payments on long-term borrowings	(2,118.5)	(2,377.4)	(73.3)	(208.7)	(2,045.2)	(2,168.7)
Proceeds from issuance of common stock	17.8	15.9	17.8	15.9
Repurchases of common stock	(1.3)	(.6)	(1.3)	(.6)
Capital investment from Equipment Operations					700.0
Dividends paid	(206.5)	(206.0)	(206.5)	(206.0)	(10.7)	(26.8)
Other	(2.8)	(1.3)	(2.9)	(1.3)	8.7	17.1
Net cash provided by financing activities	2,000.4	2,030.4	130.2	784.4	3,668.0	1,667.1
Effect of Exchange Rate Changes on Cash	(10.6)	(3.9)	(5.6)	(3.9)	(4.9)
Net Increase (Decrease) in Cash and Cash Equivalents	738.3	(3.8)	1,458.9	410.6	374.4	16.5
Cash and Cash Equivalents at Beginning of Period	291.7	295.5	639.7	229.1	200.3	183.8
Cash and Cash Equivalents at End of Period	$ 1,030.0	$ 291.7	$ 2,098.6	$ 639.7	$ 574.7	$ 200.3